UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIOMARIN PHARMACEUTICAL INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 04, 2014

BIOMARIN PHARMACEUTICAL INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 07, 2014
Date: June 04, 2014 Time: 9:00 AM PDT
Location: Cavallo Point Lodge
BIOMARIN PHARMACEUTICAL INC. 770 LINDARO ST SAN RAFAEL, CA 94901	601 Murray Circle-Fort Baker Sausalito, CA
94965

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. related Notice & Proxy Statement 2. Form 10-K 3. CEO Stockholder Letter
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2014 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow           available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

              The Board of Directors recommends you vote

              FOR the following:

1. Election of Directors
Nominees
01 Jean-Jacques Bienaimé	02 Michael Grey	03 Elaine J. Heron	04 Pierre Lapalme	05 V. Bryan Lawlis
06 Richard A. Meier	07 Alan J. Lewis	08 William D. Young	09 Kenneth M. Bate	10 Dennis J. Slamon

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.
2

To approve amendments to BioMarin’s Amended and Restated 2006 Employee Stock Purchase Plan (the 2006 ESPP) to increase the aggregate number of shares of common stock authorized for issuance under the 2006 ESPP from 2,500,000 to 3,500,000 and to extend the term of the 2006 ESPP to May 2, 2018.

3	To vote on an advisory basis to approve the compensation of BioMarin’s Named Executive Officers, as disclosed in its Proxy Statement.
4	To ratify the selection of KPMG LLP as the independent registered public accounting firm for BioMarin for the fiscal year ending December 31, 2014.
NOTE: Your proxy holder will also vote on any other business as may properly come before the meeting or any adjournment thereof.

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